UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
_________________
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to § 240.14a-12

ASSOCIATED ESTATES REALTY CORPORATION
(Name of Registrant as Specified In Its Charter)

________________________N/A_______________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a6(i) (1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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IMPORTANT REMINDER

July 24, 2015

Dear Associated Estates Shareholder:

Our records reflect that you have not yet voted your shares with respect to the Special Meeting of Shareholders of Associated Estates Realty Corporation scheduled to be held on Wednesday, August 5, 2015. At the Meeting you will be asked, among other matters to approve and adopt, the merger agreement between Associated Estates Realty Corporation and certain indirect, wholly owned subsidiaries of certain real estate funds managed by Brookfield Asset Management Inc.

Your Board of Directors has unanimously recommended that you vote FOR all proposals presented at the Special Meeting. The merger Proposal requires the approval of a majority of the outstanding shares of common stock. Therefore, a non-vote is the same as a vote against this Proposal.

For your convenience, we have enclosed a duplicate proxy card and have made arrangements for you to vote by telephone or the internet by following the instructions provided. You may also vote by mail by using the enclosed postage-paid envelope. We urge you to take the time now to vote FOR the merger.

A proxy statement explaining the proposed merger in detail and the other matters to be voted upon was sent to you previously. If you have any questions or require an additional set of proxy material please contact MacKenzie Partners, Inc., our proxy solicitor, by calling toll-free 800-322-2885.

We appreciate your continued support.

Sincerely,

/s/ Jeffrey I. Friedman
Jeffrey I. Friedman
Chairman, President and
Chief Executive Officer

Enclosure

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Associated Estates, its management or the proposed transaction between Associated Estates and Brookfield, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Associated Estates undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: restrictions imposed by outstanding indebtedness and indebtedness incurred in connection with the transaction; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industry in which Associated Estates operates; effects of compliance with laws; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain approval of the merger by the shareholders of Associated Estates and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; changes in the economic climate in the markets in which Associated Estates owns and manages properties, including interest rates; the overall level of economic activity; the availability of consumer credit and mortgage financing, unemployment rates and other factors; risks of a lessening of demand for the multifamily units owned by Associated Estates; competition from other available multifamily units, single family units available for rental or purchase, and changes in market rental rates; the failure of development projects or redevelopment activities to achieve expected results due to, among other causes, construction and contracting risks; unanticipated increases in materials and/or labor, and delays in project completion and/or lease-up that result in increased costs and/or reduce the profitability of a completed project; losses resulting from property damage or personal injury that are not insured; results of litigation involving Associated Estates; the cost, disruption and diversion of management’s attention associated with campaigns commenced by activist investors seeking to influence Associated Estates to take particular actions favored by the activist or gain representation on Associated Estates’ Board of Directors; information security breaches and other disruptions that could compromise our information and expose us to business interruption, increased costs, liability and reputational damage; and risks associated with property acquisitions and dispositions, such as failure to achieve expected results and the risks described from time to time in Associated Estates’ reports filed with the SEC, including its annual report on Form 10-K for the year ended December 31, 2014, as such report may have been amended. This document speaks only as of its date, and Associated Estates disclaims any duty to update the information herein.

Additional Information and Where to Find It
In connection with the proposed transaction, Associated Estates has filed a definitive proxy statement on Schedule 14A with the SEC on June 15, 2015. SHAREHOLDERS OF ASSOCIATED ESTATES ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The definitive proxy statement has been mailed to shareholders of Associated Estates. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, or from Associated Estates at its website, www.associatedestates.com, or by contacting Jeremy Goldberg, Vice President of Corporate Finance and Investor Relations, at (216) 797-8715.